UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2014

IGEN NETORKS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-141875	20-5879021
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

119 North Henry St., Alexandria, VA		22314
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 888-244-3650

1100 H Street NW, Suite 920, Washington, DC
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On April 21, 2014, the Company entered into a Stock Purchase Agreement with John Stull (“Seller”), wherein Seller agrees to sell to the Company his 100% interest in Nimbo, LLC, a limited liability company organized and existing under the laws of Texas (“Nimbo), which represents 100% of the issued and outstanding limited liability interest of Nimbo.  The Company has agreed to issue 2,500,000 shares of its common stock in exchange for the 100% interest in Nimbo.  The Company closed the acquisition and issued the shares on May 5, 2014.

Financial statements of the acquired limited liability company are included immediately following this report..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGEN NETWORKS CORPORATION

Richard Freeman
Chief Operating Officer

Date: July 17, 2014

Nimbo, LLC

Financial Statements

Years Ended December 31, 2013 and December 31, 2012

SUITE 1850
1066 WEST HASTINGS STREET
VANCOUVER, BC, V6E 3X2

T: **604.683.3850**
F: **604.688.8479**

AChan

A CHAN AND COMPANY LLP
CHARTERED ACCOUNTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To: the Members of Nimbo, LLC

We have audited the accompanying balance sheets of Nimbo, LLC (the "Company") as of December 31, 2013 and 2012, and the related statements of income (loss) and comprehensive income (loss), members' equity (deficit), and cash flows for the year ended December 31, 2013 and from the period of incorporation on July 16, 2012 to December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Nimbo, LLC as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the year ended December 31, 2013 and from the period of incorporation on July 16, 2012 to December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

"A Chan and Company LLP"
Chartered Accountants

Vancouver, British Columbia
July 9, 2014

NIMBO, LLC
Balance sheets
(In US dollars)

	Note	December 31, 2013	December 31, 2012
		$	$
ASSETS			
Current			
Cash		70,863	97,278
Accounts receivable, net of allowance for doubtful accounts of $9,258 in 2013 and $ Nil in 2012 respectively.		75,039	102,242
Due from a related party	7	-	46,340
Inventory	3 (f)	19,393	61,532
Prepaid expenses and deposit		3,195	140
Total current		168,490	307,532
Equipment and software, net of accumulated amortization of $13,389 in 2013 and $4,562 in 2012 respectively	4	43,994	67,819
TOTAL ASSETS		212,484	375,351
LIABILITIES AND MEMBERS' EQUITY			
Current liabilities			
Accounts payable and accrued liabilities		165,605	136,295
Deferred revenue	3(h)	46,000	13,175
Note payable	5	-	54,086
Total current liabilities		211,605	203,556
MEMBERS' EQUITY (DEFICIT)			
Contributed capital		1,000	1,000
Retained earning (deficit)		(121)	170,795
TOTAL LIABILITIES AND MEMBERS' EQUITY (DEFICIT)		212,484	375,351

Nature of Operations (Note 1) and **Subsequent Event** (Note 8)

Authorized and approved on behalf of a member on July 9, 2014:

"Neil Chan" Member
Neil Chan

-The accompanying notes are integrated part of these financial statements-

NIMBO, LLC
Statements of income (loss) and comprehensive income (loss)
(In US dollars)

	Year ended December 31, 2013	From July 16 to December 31, 2012
	$	$
SALES	969,638	586,390
COST OF GOODS SOLD	727,056	361,929
GROSS PROFIT	242,582	224,461
Operating expenses		
Advertising and promotion	10,390	6,985
Amortization	8,827	4,562
Bad debt	12,082	-
Insurance	2,267	670
Interest and finance charges	28,513	12,563
Internet and computer expenses	14,386	2,986
Office and administration	24,003	8,645
Occupancy and utilities	20,435	1,021
Professional fees	21,585	-
Salaries and benefits	246,125	15,429
Travel	24,885	805
Total operating expenses	413,498	53,666
Net income (loss) and comprehensive income (loss)	(170,916)	170,795

-The accompanying notes are integrated part of these financial statements-

NIMBO, LLC

Statements of cash flows

(In US dollars)

	Year ended December 31, 2013	From July 16 to December 31, 2012
	$	$
Operating activities		
Net income (loss)	(170,916)	170,795
Items no involve cash:		
Amortization	8,827	4,562
Accrued interest on note payable	5,960	4,086
	(156,129)	179,443
Accounts receivable	27,203	(101,242)
Prepaid expenses	(1,605)	(139)
Inventories	42,139	(61,532)
Accounts payable	75,604	136,294
Deferred revenue	32,825	13,175
Due from a related party	-	(46,340)
Cash provided by operating activities	20,037	119,659
Investing activities		
Proceeds on disposal of equipment	19,000	-
Acquisition of equipment	(4,002)	(72,381)
Security deposit paid	(1,450)	-
Cash provided by (used in) investing activities	13,548	(72,381)
Financing activity		
Repayment of note payable and accrued interest	(60,000)	50,000
Cash provided by (used in) financing activity	(60,000)	50,000
Increase (decrease) of cash	(26,415)	97,278
Cash, beginning of period	97,278	-
Cash, end of period	**70,863**	**97,278**

-The accompanying notes are integrated part of these financial statements-

NIMBO, LLC
Statements of members' equity
(In US dollars)

	Contributed capital	Retained earnings (deficit)	Total
July 16, 2012	-	-	-
Capital contribution	1,000		1,000
Net income		170,795	170,795
December 31, 2012	1,000	170,795	171,795
Net loss		(170,916)	(170,916)
December 31, 2013	1,000	(121)	879

-The accompanying notes are integrated part of these financial statements-

NIMBO, LLC
Notes to financial statements
(In US dollars)
December 31, 2013 and 2012

1. Nature of operations

Nimbo, LLC (the "Company") was incorporated under the laws of Texas, USA, on July 16. 2012. The Company's head office is 41765 Elm St., Suite 402, Murrieta, CA 92562. The Company provides vehicle tracking and recovery solutions to the automotive and power sport industries.

2. Basic of presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, expressed in US dollars, and, in management's opinion, have been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized in Note 3.

3. Summary of significant accounting policies

a) Use of estimates

The preparation of these financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to allowance for doubtful accounts and the estimated useful lives and recoverability of long-lived assets. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company's estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

b) Accounts receivable

The Company recognizes allowances for doubtful accounts to ensure accounts receivable are not overstated due to the inability or unwillingness of its customers to make required payments. The allowance is based on the age of receivable and the specific identification of receivables the Company considers at risk.

c) Revenue recognition

The Company recognizes revenue when earned, specifically when all the following conditions are met:

- Services are provided or products are delivered to customers.
- There is clear evidence that an arrangement exists.
- Amounts are fixed or can be determined.
- The ability to collect is reasonably assured.
- There is no significant obligation for future performance.

NIMBO, LLC
Notes to financial statements
(In US dollars)
December 31, 2013 and 2012

3. Summary of significant accounting policies (Continued)

d) Financial instruments

The Company adopted FASB ASC 820-10-50, "Fair Value Measurements". This guidance defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures. The three levels are defined as follows:

- Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
- Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instrument.
- Level 3 inputs to valuation methodology are unobservable and significant to the fair measurement.

The fair values of cash, accounts receivable, accounts payable and accrued liabilities, and note payable approximate their carrying values due to the immediate or short-term maturity of these financial instruments. The fair value of cash is determined based on "Level 1" inputs and the fair value of derivative liability with convertible debt is determined based on "Level 2" inputs. The financial risk is the risk to the Company's operations that arise from fluctuations in foreign exchange rates and the degree of volatility to these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk. Financial instrument that potentially subject the Company to concentrations of credit risk consists of cash. The Company places its cash in what it believes to be credit-worthy financial institutions.

e) Equipment

Computer and software are recorded at cost. Amortization is provided annually at rates and methods over their estimated useful lives as follows. Management reviews the estimates of useful lives of the assets every year and adjust them on prospective basis, if needed.

Computer	5-7 year straight line
Software	3 year straight line

In accordance with ASC 360, "Property, Plant and Equipment", the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value, which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

NIMBO, LLC
Notes to financial statements
(In US dollars)
December 31, 2013 and 2012

3. Summary of significant accounting policies (Continued)

f) Inventories

Inventories are stated at the lower of cost or market with cost being determined on a first-in, first-Out (FIFO) basis. Inventories as at December 31, 2013 and 2012 were solely finished goods that can be resold. There was no provision for inventory recorded during the year ended December 31, 2012 and 2013.

g) Income taxes

The Company is a limited liability company which is classified as sole proprietorship for U.S. federal income tax purposes. As such, the Company is not a taxable entity for U.S. federal income tax purposes. Rather, federal taxable income or loss is included in the federal income tax return of the Company's sole member.

h) Deferred revenue

At December 21, 2013 and 2012, the Company had deferred revenues totaling $46,000 and $13,175, respectively. Annual service renewal fees are recorded as a component of deferred revenue in the balance sheets at the inception of the contract and are recognized as revenue evenly over the contract period, which is generally one year.

i) Recent accounting pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

4. Equipment

		Accumulated	Net book value	
	Cost	amortization	2013/12/31	2012/12/31
	$	$	$	$
Computer	53,949	12,796	41,153	67,819
Software	3,434	593	2,841	-
	57,383	13,389	43,994	67,819

5. Note payable

As at December 31, 2013 and 2012, the Company had a note payable balance owing (principal plus accrued interest) of $ nil and $54,086 respectively to a brother of a member of the Company. This note payable had a principal of $50,000, borne interest of 20 % per annum and an expiry date of July 30, 2013. The principal of $50,000 and the accrued interest of $10,000 were fully repaid during the year-ended December 31, 2013.

NIMBO, LLC
Notes to financial statements
(In US dollars)
December 31, 2013 and 2012

6. Fair Value of Financial Instruments

As required by the Financial Instruments topic of the FASB ASC, the following summarizes required information about the fair value of certain financial instruments for which it is currently practicable to estimate such value. None of the financial instruments are held or issued for trading purposes. The carrying amounts and fair values of the Company's financial instruments are as follows:

	December 31, 2013		December 31, 2012	
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Cash	$70,863	$70,863	$97,278	$97,278

For certain of the Company's financial instruments, including accounts receivable, note payable, accounts payable and other accrued liabilities, the carrying amounts approximate fair value due to their short maturities.

7. Related party transactions

Due from a related party as at December 31, 2013 is $Nil (2012 : $46,340) receivable from a company owned by a member of the Company. Included in accounts payable and accrued liabilities as at December 31, 2013 is $81,148 (2012: $109,922) due to the same company. Also, the Company purchased a total inventory of $298,798 (2012 - $288,685) from the same company during the year-ended December 31, 2013.

Refer to Note 5 for a related party transaction.

8. Subsequent event

On May 5, 2014, IGEN Networks Corp. ("IGEN"), a public company with common shares listed in OTCQB, acquired 100% interest of the Company by issuance 2,500,000 common shares of IGEN to the members of the Company.